                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 29, 2002


                                Kitty Hawk, Inc.
               (Exact name of registrant as specified in charter)


          Delaware                        0-25202                75-2564006
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

   1515 West 20/th/ Street
      P.O. Box 612787
     Dallas/Fort Worth
International Airport, Texas                                        75261
   (Address of principal                                          (Zip Code)
     executive offices)

       Registrant's telephone number, including area code: (972) 456-2200

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     Kitty Hawk, Inc. (the "Company") is filing herewith the Monthly Operating Reports of Debtors and Debtors in Possession for the period ended July 31, 2002 that the Company filed with the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division on August 20, 2002 in connection with the Company's and its subsidiaries' ongoing proceedings under Chapter 11 of the United States Bankruptcy Code (11 U.S.C. Sections 101-1330), Case No. 400-42069-BJH and Case Nos. 400-42141 through Case Nos. 400-42149, jointly administered under Case No. 400-42141-BJH.

     THE MONTHLY OPERATING REPORTS FILED HEREWITH CONTAIN UNAUDITED FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT ARE SUBJECT TO FUTURE RECONCILIATIONS AND ADJUSTMENTS, INCLUDING SIGNIFICANT WRITE-DOWNS OF ASSET VALUES, WHICH THE COMPANY ANTICIPATES WOULD RESULT IN A DEFICIT IN THE COMPANY'S STOCKHOLDERS' EQUITY.

Item 7. Exhibits.

(c)     Exhibits

        99.1 Monthly Operating Report for Kitty Hawk, Inc. for the Period Ended July 31, 2002 (1)

        99.2 Monthly Operating Report for Kitty Hawk Aircargo, Inc. for the Period Ended July 31, 2002 (1)

        99.3 Monthly Operating Report for Kitty Hawk Charters, Inc. for the Period Ended July 31, 2002 (1)

        99.4 Monthly Operating Report for Kitty Hawk International, Inc. for the Period Ended July 31, 2002 (1)

        99.5 Monthly Operating Report for Kitty Hawk Cargo, Inc. for the Period Ended July 31, 2002 (1)

        99.6 Monthly Operating Report for O.K. Turbines, Inc. for the Period Ended July 31, 2002 (1)

        99.7 Monthly Operating Report for Longhorn Solutions, Inc. for the Period Ended July 31, 2002 (1)

        99.8 Monthly Operating Report for Aircraft Leasing, Inc. for the Period Ended July 31, 2002 (1)

        99.9 Monthly Operating Report for American International Travel, Inc. for the Period Ended July 31, 2002 (1)

        99.10 Monthly Operating Report for Flight One Logistics, Inc. for the Period Ended July 31, 2002 (1)

        ---------------------
        (1) The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          KITTY HAWK, INC.

Date:  August 29, 2002
                                          By: /s/ Tilmon J. Reeves
                                              --------------------
                                          Name:  Tilmon J. Reeves
                                          Title: Chairman of the Board and
                                                 Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number     Description
------     -----------

99.1 Monthly Operating Report for Kitty Hawk, Inc. for the Period Ended July 31, 2002

99.2 Monthly Operating Report for Kitty Hawk Aircargo, Inc. for the Period Ended July 31, 2002

99.3 Monthly Operating Report for Kitty Hawk Charters, Inc. for the Period Ended July 31, 2002

99.4 Monthly Operating Report for Kitty Hawk International, Inc. for the Period Ended July 31, 2002

99.5 Monthly Operating Report for Kitty Hawk Cargo, Inc. for the Period Ended July 31, 2002

99.6 Monthly Operating Report for OK Turbines, Inc. for the Period Ended July 31, 2002

99.7 Monthly Operating Report for Longhorn Solutions, Inc. for the Period Ended July 31, 2002

99.8 Monthly Operating Report for Aircraft Leasing, Inc. for the Period Ended July 31, 2002

99.9 Monthly Operating Report for American International Travel, Inc. for the Period Ended July 31, 2002

99.10 Monthly Operating Report for Flight One Logistics, Inc. for the Period Ended July 31, 2002